Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Target Retirement 2010 Fund

Supplement dated November 12, 2015 to the Prospectus and Summary Prospectus dated December 29, 2014 (as last supplemented October 6, 2015)

Fund Name Change

The Board of Directors of BMO Funds, Inc. approved changing the name of the BMO Target Retirement 2010 Fund to the BMO In-Retirement Fund. Effective December 15, 2015, all references in the Prospectus and Summary Prospectus to the Target Retirement 2010 Fund are deleted and replaced with references to the BMO In-Retirement Fund.

The Fund’s investment objective, principal investment strategies, and risks will remain the same.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.